Note 7 - Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets Disclosure [Text Block]
7.    OTHER ASSETS

The components of other assets at year ended December 31 are as follows:

(Dollar amounts in thousands)	2012	2011

FHLB stock	$1,887	$1,887
Accrued interest on investment securities	1,032	1,185
Accrued interest on loans	1,132	1,049
Deferred tax asset, net	181	621
Prepaid federal deposit insurance	513	977
Other Real Estate Owned	1,846	2,196
Other	1,460	2,128

Total	$8,051	$10,043